EXHIBIT 10.21E

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

NINTH AMENDMENT

TO THE

RESTATED AND AMENDED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This NINTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below. CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement (CSG document #2296663) dated July 1, 2008 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.	CSG and Customer entered into agreements for the provision of CSG’s Desktop Solution Bundle as provided in the Agreement and for Customer’s internal use and for the provision of OWF for use by its outsourcers to support Customer’s business as identified in the Agreement. CSG and Customer are ** * ******* ********* *** ********** ** *** ** ***’* ******* ******** ****** *** *** *** ********’* *********** (“******* *******”).

2.	CSG and Customer are ** * ******* ** ** ********’* *********** ** *** *********** **** *** ******** ******** ******** ********, *******, ****** *** ******* ** *** ****** ** ****,***.** (“******* *******”) *** ***** ******** *** ********’* *********** *** ******* *** *********** ** **** ** *** ***********.

3.	CSG and Customer are ** * ******* ** ** *** ********* ** *** ******** ** ** ******** ** ******** *********** ******** ****** ***, ***** *** *********** ** *** ** **** **** * *** ***** *********** ** ********* **** (“*********** *******”).

4.	The parties wish to ****** *** ******* *******, ******* ******* *** *********** ******* (“*******, ******* *** *********** **********”) and agree as follows:

a)	*** ****** ** ***** *** ****,***.** ********** ** *** ******* ******* ** **** ** *** ********* **** ****, ***** ***** *** ******* ******** ** *** ***** *********** *********** *** ***.

b)	*** ******* ***** ** ******* **** ***** **** *** ****** ********* **** *** *********** ******* as provided in Section 5 of this Amendment.

c)	*** ******* ***** ** ******* **** ***** **** *** ****** ********* **** *** ******* ******* as provided in Section 5 of this Amendment.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

d)	For a fee of ********** CSG agrees to grant Customer an ********** license for OWF, for Customer’s internal use which includes use by Customer’s outsourcers for Customer’s business purposes only.

e)	The parties agree to amend Schedule F, Section B. entitled “CSG Desktop Solution Bundle” to add the following:

•

********** License OWF for Customer’s internal business use, which includes use by Customer’s outsourcers. This ********** license is limited to the geographic areas and Connected Subscribers currently supported by CSG’s CCS Services as of the Effective Date of this Amendment, which shall include organic growth, but excludes acquired or converted subscribers subsequent to the Effective Date of this Amendment. In the event Customer experiences growth beyond the parameters identified herein, CSG shall invoice and Customer shall pay the per seat license fee for OWF provided in the Agreement using a ratio of one (1) OWF seat per *** ********** ********* *********** in addition to any implementation fees. The maintenance fees related to the OWF ********** license is ******** ** **** ** *** **.**** *** ********* **********/*** ***** ********* ***** **** ** *** ******** *** *** *** ******* ******** ******, ******* ** ****** **********.

f)	CSG shall invoice Customer the OWF enterprise license fee upon the Effective Date of this Amendment and Customer shall pay the invoice in accordance with the terms of the Agreement.

g)	The parties agree to amend Schedule F, Section B. CSG Desktop Solutions Bundle, by deleting the following references:

•	******** ******** (**,***) **** *****
•	********** **** ** ******** ******* (**,***,***)

h)	The parties agree to amend Schedule F, Section B. subsection entitled “Component Fees,” by deleting the following reference for Order Workflow:

Description of Item/Unit of Measure	Frequency	Fee
*) *********** (*** ****)	********	$	**.**

5.	The parties agree that *** *******, ******* *** *********** ********** ***** *** ********* ** ********* ** ***** ** ********** ** ****** ***** ********* *** ******* ********** ** ******* * ******* * ** **** *********. *********, ** ******** *** *** ************* ******** ** **** *********, **** ***** ***** ** ******* ******* *** ***** *****’* **** *** ******* *********, ******, ************, ********, *********, ************, ** ***, ***** ********, ********** *** *******, *****, *********, ************** *** ******** **** *** ******* *** *** *** *****, ****** ** ******, ******, ***********, *** ******* ********** ** ********, *** ** ** ******, ***** ** *** *** ** ** ***** ** *** ********* ****** ******** ** ******* ** *** ***, ******* ** ***, ** ***** ********* ***** ** *** ********* **** **** ***** *** ** *** ******* *******, ******* ******* ** *********** *******. *** ********* ******* ***** *** ***** ** *** ******* ** **** ********** ** ******** *, ****** ************ ********** ** *** *******, ******* *********** ********** *** *** *************** *********** ******** ** *** *********.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)		CSG SYSTEMS, INC. (“CSG”)

By:	/s/ Andrew Barr	By:	/s/ Damon O. Barry

Name:	Andrew Barr	Name:	Damon O. Barry

Title:	SVP & CIO	Title:	Vice President, Business Affairs & Assistant General Counsel

Date:	9/30/11	Date:	9/30/11